UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 21, 2006

Date of Report (Date of earliest event reported)

Ambassadors International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-26420	91-1688605
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1071 Camelback Street

Newport Beach, CA 92660

(Address of principal executive offices) (Zip Code)

(949) 759-5900

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

On July 21, 2006, Ambassadors International, Inc. (“Ambassadors”), through its wholly-owned subsidiary, Ambassadors Marine Group, LLC (“Ambassadors Marine”), consummated the acquisition of Bellingham Marine Industries, Inc. (“Bellingham Marine”), a designer, manufacturer and builder of marina dock facilities, through the acquisition of the outstanding capital stock of Nishida Tekko America Corporation (“NTA”), pursuant to the terms of a Stock Purchase Agreement, dated July 21, 2006 (the “Purchase Agreement”), by and among Ambassadors Marine, Nishida Tekko Corporation, (“NTC”), NTA and BMI Acquisition Company, a wholly-owned subsidiary of NTA.

Pursuant to the Purchase Agreement, Ambassadors, through Ambassadors Marine, purchased all of the outstanding capital stock of NTA for $7.0 million in cash and the repayment of approximately $6.0 million of outstanding debt of NTA. In addition, Ambassadors Marine and NTC entered into an option agreement pursuant to which NTC was granted a five year option to acquire an approximate 25% interest in Bellingham Marine through the acquisition of 49% of the outstanding stock of NTA at a purchase price not to exceed $3,430,000, plus seven percent annualized interest.

The foregoing description of the Purchase Agreement and the transactions consummated thereby is qualified in its entirety by reference to the Purchase Agreement attached as Exhibit 2.1 hereto and the press release attached as Exhibit 99.1 hereto, and incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On July 21, 2006, Ambassadors, through its wholly-owned subsidiary, Ambassadors Marine, consummated the acquisition of Bellingham Marine, a designer, manufacturer and builder of marina dock facilities, through the acquisition of the outstanding capital stock of NTA, pursuant to the terms of the Purchase Agreement by and among Ambassadors Marine, NTC, NTA and BMI Acquisition Company. The information set forth in Item 1.01 above is incorporated into this Item 2.01 by reference.

Ambassadors, through its wholly owned subsidiary BellPort Group, Inc., holds a 34% equity interest in BellPort Japan, a marina operating company in Japan. NTC owns the remaining 66% equity interest in BellPort Japan.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

In accordance with Item 9.01(a)(4) of Form 8-K, the financial statements required by Item 9.01(a) will be filed by amendment not later than 71 days after the date this Current Report on Form 8-K is required to be filed.

(b)	Pro Forma Financial Information.

In accordance with Item 9.01(b)(2) of Form 8-K, the pro forma financial information required by Item 9.01(b) will be filed by amendment not later than 71 days after the date this Current Report on Form 8-K is required to be filed.

(d)	Exhibits.

2.1	Stock Purchase Agreement, dated July 21, 2006, by and among Ambassadors Marine Group, LLC, Nishida Tekko Corporation, Nishida Tekko America Corporation and BMI Acquisition Company.

10.1	Option Agreement, dated July 21, 2006, by and between Ambassadors Marine Group, LLC and Nishida Tekko Corporation.

99.1	Text of press release, dated July 21, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMBASSADORS INTERNATIONAL, INC.

Date: July 26, 2006	By:	/s/ Brian R. Schaefgen
Brian R. Schaefgen
Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description

2.1	Stock Purchase Agreement, dated July 21, 2006, by and among Ambassadors Marine Group, LLC, Nishida Tekko Corporation, Nishida Tekko America Corporation and BMI Acquisition Company.

10.1	Option Agreement, dated July 21, 2006, by and between Ambassadors Marine Group, LLC and Nishida Tekko Corporation.

99.1	Text of press release, dated July 21, 2006.

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